Asbestos - Asbestos Adjustments (Detail) - USD ($) $ in Millions	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016	Mar. 31, 2015
Change in estimates:
Change in actuarial estimate - asbestos liability	$ 44.7	$ 2.4	$ (129.0)
Change in actuarial estimate - insurance receivable	(8.2)	4.5	16.6
Change in estimate - AICF claims-handling costs	2.1	1.2	1.1
Subtotal - Change in estimates	38.6	8.1	(111.3)
Gain (loss) on foreign currency exchange	1.8	(2.6)	144.7
Total Asbestos Adjustments	$ 40.4	$ 5.5	$ 33.4